Ivy Funds

Supplement dated November 28, 2017 to the

Ivy Funds Prospectus

dated July 5, 2017

as supplemented July 14, 2017, August 10, 2017, August 18, 2017, September 18, 2017, September 29, 2017, November 17, 2017 and November 22, 2017

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy Advantus Bond Fund on page 58:

Portfolio Managers

Thomas B. Houghton, Vice President of Advantus Capital, and David W. Land, Vice President of Advantus Capital, have managed the Fund since April 2005. Dan Henken, Fixed Income Portfolio Manager with Advantus Capital, has managed the Fund since November 2017.

Effective immediately, the following replaces the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Advantus Bond Fund” section on page 241:

Ivy Advantus Bond Fund: Thomas B. Houghton, David W. Land and Dan Henken are primarily responsible for the day-to-day portfolio management of Ivy Advantus Bond Fund.

Effective immediately, the following is inserted as a new paragraph following the third paragraph of the “The Management of the Funds — Portfolio Management — Ivy Advantus Bond Fund” section on page 241:

Mr. Henken has held his Fund responsibilities for Ivy Advantus Bond Fund since November 2017. He has served as Fixed Income Portfolio Manager with Advantus Capital since November 2017. He previously served as an Investment Officer and Associate Portfolio Manager, Strategic Credit Income, since 2010. Mr. Henken earned a Bachelor of Arts degree from Ripon College and an MBA from the University of Wisconsin — Milwaukee. He is a Chartered Financial Analyst and serves on the Board of Directors for the CFA Society of Minnesota.

Supplement	Prospectus	1